UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

IDENTIV, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On May 18, 2017, Identiv, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Northland Securities, Inc. (the “Underwriter”), relating to the public offering of 2,474,226 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a public offering price of $4.85 per share. The offering is scheduled to close on or about May 24 2017, subject to customary closing conditions. The Company has granted the Underwriter an option, exercisable within 30 days from the date of the Underwriting Agreement, to purchase up to 371,134 additional shares of Common Stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-217366) previously filed with the Securities and Exchange Commission, including the related prospectus dated May 4, 2017, as supplemented by the prospectus supplement dated May 18, 2017. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

On May 19, 2017, the Company issued a press release announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of May 18, 2017 between the Company and Northland Securities, Inc.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release dated May 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017

IDENTIV, INC.

By	/s/ Sandra Wallach
Sandra Wallach
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement dated as of May 18, 2017 between the Company and Northland Securities, Inc.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release dated May 19, 2017.